UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                               September 16, 2005
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                1-9792                                    63-0949734
                ------                                    ----------
   (Commission File Number)                   (IRS Employer Identification No.)

       32 Wilson Boulevard 100
          Addison, Alabama                                35540
          -----------------                               -----
(Address of Principal Executive Offices)                (Zip Code)

                                 (256) 747-9800
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

                  On September 16,2005, Cavalier Homes Inc. entered into an agreement, with Georgia-based Circle B Enterprises, Inc. to build homes for delivery to the Federal Emergency Management Agency (FEMA) as part of that agency's disaster relief for the Gulf Coast states recently hit by Hurricane Katrina. Under the agreement, Cavalier will build approximately 2,000 single-section homes, which will generate revenue estimated in the range of $58 million to $63 million, depending on delivery locations. The Company will supply these homes from its plants in Georgia, Alabama and North Carolina, with deliveries expected to begin within two weeks and being fully completed by December 2005.

                  Cavalier Homes, Inc. and its affiliates do not have any material relationship with Circle B Enterprises, Inc. other than with respect to the agreement noted above.

A press release issued by Cavalier with respect to the agreement is included as
Exhibit 99.1 hereto.

Item 9.01                     Financial Statements and Exhibits.

      (c)         Exhibits

                        Exhibit 99.1 Press Release dated September 16, 2005.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 CAVALIER HOMES, INC.
                                                    (Registrant)


Date: September 16, 2005               By      /s/ Michael R. Murphy
                                       -----------------------------
                                                   Michael R. Murphy
                                         Its Chief Financial Officer

                                  Exhibit Index

         Exhibit                    Description

         99.1                    Text of Press Release dated September 16, 2005.

                                                            EXHIBIT 99.1
From:             CAVALIER HOMES, INC.
Approved by:      David Roberson
Subject:          FEMA Shipments
Contact:          Mike Murphy (256) 747-9800

                 CAVALIER REPORTS AGREEMENT TO BUILD 2,000 HOMES
              AS PART OF FEMA DISASTER RELIEF FOR HURRICANE KATRINA

Addison, Ala. (September 16, 2005) - Cavalier Homes, Inc. (Amex: CAV) today announced that it has entered into an agreement, effective today, with Georgia-based Circle B Enterprises, Inc. to build homes for delivery to the Federal Emergency Management Agency (FEMA) as part of that agency's disaster relief for the Gulf Coast states recently hit by Hurricane Katrina. Under the agreement, Cavalier will build approximately 2,000 single-section homes, which will generate revenue estimated in the range of $58 million to $63 million, depending on delivery locations. The Company will supply these homes from its plants in Georgia, Alabama and North Carolina, with deliveries expected to begin within two weeks and being fully completed by December 2005.

         Commenting on the announcement, David Roberson, President and Chief Executive Officer, said, "Following our participation in a similar FEMA program last year, undertaken in response to Hurricane Charley, we are humbled and honored to lend our expertise to this important rebuilding effort. In the aftermath of a hurricane, especially one of this magnitude - which caused staggering devastation in Louisiana, Mississippi and our home state of Alabama - there aren't many things more essential than housing. Shelter for the victims is needed on a vast scale and urgent basis as a prerequisite to restoring a sense of normalcy to these hard-hit areas. We believe our Company and our industry are ideally suited to meet this challenge, and we will work tirelessly over the next few months to provide assistance to FEMA and the victims of this terrible storm."

         Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.

         With the exception of historical information, the statements made in this press release, including those containing the words "think" and "believe," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2004, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended July 2, 2005, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995," as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.